UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549

                                --------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


              Date of Report  (Date of earliest event reported):
                              September 30, 1996



                      CONTINENTAL INVESTMENT CORPORATION
            (Exact name of registrant as specified in its charter)


             Georgia             0-3743              58-0705228
         (State or other      (Commission          (IRS Employer)
          jurisdiction of       File No.)         Identification No.)
          incorporation)


                    10254  MILLER ROAD, DALLAS, TEXAS 75238
              (Address of principal executive offices)(Zip Code)


                                (214) 691-1100
             (Registrant's telephone number, including area code)

ITEM 5:  OTHER EVENTS.

     FIBER-SEAL Holdings, Inc., a wholly-owned subsidiary of Continental Investment Corporation, has acquired all assets of the wholesale FIBER-SEAL business, including the existing operations of FIBER-SEAL Services International, Inc., a chemical product manufacturer, and of FIBER-SEAL Dallas, a retail distributor of FIBER-SEAL brand products, for the total consideration of issuance of promissory notes in the amount of One Million One Hundred Fifty Thousand Dollars ($1,150,000.00).


                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 15, 1996

                                   CONTINENTAL INVESTMENT CORPORATION

                                   By: /S/ Thomas F. Snodgrass
                                       Thomas F. Snodgrass
                                       President and Treasurer